                                                                  EXHIBIT - 10.2


                              AMENDMENT NUMBER TWO
                                       TO
                           THE EDWIN LEWIS BONUS PLAN


         This Amendment Number Two to The Edwin Lewis Bonus Plan is dated as of September 23, 2002.

                                    RECITALS
                                    --------

         1. The Edwin Lewis Bonus Plan (the "Plan") became effective February 1, 2002.

         2. Pursuant to Section IX of the Plan, the Board of Directors and its Compensation Committee amended the Plan effective May 15, 2002 ("Amendment Number One").

         3. The Board of Directors upon recommendation of its Compensation Committee believes it is in the best interest of the Company and its stockholders to amend the Plan and Amendment Number One in accordance with the terms of this Amendment Number Two, the form of which has been approved by the Board of Directors.

                                    AMENDMENT
                                    ---------

         SECTION 1. Section X of the Plan (as amended by Amendment Number One) is deleted in its entirety.

         SECTION 2. Section 4 of Amendment Number One is amended and restated in full to read as follows:

                  "This Amendment shall take effect as of May 15, 2002. Through May 15, 2002 the terms of the Bonus Plan shall be applied without giving effect to this Amendment, subject to approval of this Amendment by the Board of Directors." No payment shall be made under the Plan until this Amendment is so approved.

         SECTION 3. Except as provided in this Amendment Number Two, the provisions, terms and conditions of the Plan and Amendment Number One shall remain in full force and effect.

                                      Mossimo, Inc.

                                      /s/ Gia Castrogiovanni
                                      ------------------------------------------
                                      Gia Catrogiovanni, Chief Operating Officer

ACKNOWLEDGED AND AGREED:

/s/ Edwin Lewis
---------------------------
Edwin Lewis